                                                                  EXHIBIT 10(i)

                          CIRCUS CIRCUS ENTERPRISES, INC.
                   1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
              (Adopted by the Board of Directors on February 12, 1999)

1.   PURPOSE OF THE PLAN

     The purpose of this 1999 Non-Employee Directors Stock Option Plan (the "Plan") is to enable Circus Circus Enterprises, Inc. (the "Company") to provide stock options (in addition to the options awarded pursuant to the Company's 1991 Stock Incentive Plan) to those individuals, other than employees of the Company or its subsidiaries, who are serving as members of the Company's Board of Directors (the "Board") as additional compensation for their services as non-employee directors of the Company, and to motivate such persons to continue to serve as non-employee directors of the Company.

2.   GENERAL PROVISIONS

     2.1  Definitions As used in the Plan:

          (a)  "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, including any and all amendments thereto.

          (c) "Committee" means a committee consisting of two (2) or more members of the Board who are also officers of the Company designated by the Board from time to time to serve as members of the Committee. The initial members of the Committee shall be Michael S. Ensign and Glenn W. Schaeffer. In addition, the term "Committee" also includes the Board with respect to any actions taken by the Board with respect to Stock Options granted under the Plan.

          (d) "Common Stock" means the Company s Common Stock, $.01-2/3 par value.

          (e) "Fair Market Value" means, with respect to a specific date, the last reported sale price of the Common Stock on the NYSE Composite Tape on the date such Fair Market Value is being determined, and, in the absence of any sale on such day, the Fair Market Value as determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          (f)  "NYSE" means the New York Stock Exchange.

          (g) "Participant" means a person to whom a Stock Option has been granted under the Plan.

          (h)  "Stock Option" means a stock option granted under the Plan.

     2.2  Administration of the Plan

          (a) Except as provided in Section 2.2(d), the Plan shall be administered by the Committee. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine.

          (b) The Committee shall have the full power, subject to and within the limits of the Plan, to:

               (i) interpret and administer the Plan, and Stock Options granted under it;

               (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations (and in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option in a manner and to the extent it shall deem necessary to make the Plan fully effective); and

               (iii) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Option shall be final, binding and conclusive.

          (c) The Committee may act only by a majority of its members then in office; however, the Committee may authorize any one (1) or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

          (d) The Board shall have exclusive authority under the Plan and in accordance with its terms to:

               (i) determine those persons to whom Stock Options shall be granted and the number of Stock Options to be granted to any person; and

               (ii) determine the terms of Stock Options granted under the Plan, consistent with the provisions of the Plan.

          (e) No member of the Committee or the Board shall be liable for any action taken or omitted to be taken or for any determination made by him or her in good faith with respect to the Plan, and the Company shall indemnify and hold harmless each member of the

Committee and the Board against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board of Directors) arising out of any act or omission in connection with the administration or interpretation of the Plan, unless arising out of such person s own fraud or bad faith.

     2.3  Effective Date

          The Plan shall become effective upon its adoption by the Board of Directors, and Stock Options may be granted upon such adoption and from time to time thereafter during the period the Plan remains in effect.

     2.4  Duration

          The Plan shall remain in effect for a period of ten (10) years following its adoption by the Board of Directors or until sooner terminated by the Board of Directors.

     2.5  Shares Subject to the Plan

          Subject to adjustment in accordance with Section 4.1, the maximum number of shares of Common Stock which may be issued pursuant to Stock Options granted under the Plan shall be [100,000]. The Stock Options shall be subject to adjustment in accordance with Section 4.1, as appropriate. The shares to be issued upon exercise of Stock Options shall be authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose and held by the Company as treasury shares. If a Stock Option or portion thereof shall expire or is terminated, canceled or surrendered for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall be available for future grants of Stock Options under the Plan.

     2.6  Amendments

          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board. The Board may, from time to time, make such amendments to the Plan as it may deem advisable. Except as otherwise provided herein, termination or amendment of the Plan shall not, without the consent of a Participant, affect such Participant s rights under any Stock Option previously granted to such Participant.

     2.7  Participants and Grants

          Stock Options may be granted to any member of the Board who is not an employee of the Company or any subsidiary of the Company. The Board may grant Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section 2.5) as the Board may, in its sole discretion, determine; provided, however, the grant of any Stock Option under the Plan shall be made solely for the purpose of compensating the

Participant for services rendered in his or her capacity as a member of the Board (including service on one or more committees of the Board). In granting Stock Options under the Plan, the Board, on an individual basis, may vary the number of Stock Options as between Participants and may grant Stock Options to a Participant in such amounts as the Board may determine in its sole discretion.

3.   STOCK OPTIONS

     3.1  General

          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the Participant to whom granted, which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine. The Stock Options which may be granted under the Plan are not intended to qualify as incentive stock options under Section 422 of the Code.

     3.2  Price

          Subject to the provisions of Section 4.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period

          The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee shall determine but in no event more than ten (10) years from the date of grant thereof,

     3.4  Exercise

          Subject to Section 4.4, Stock Options may be exercisable at such other time or times as the Board shall specify when granting the Stock Option, provided, however, that no Stock Option granted pursuant to the Plan shall be exercisable during the first six (6) months following its date of grant. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number of shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are issued, the Participant shall have none of the rights of a shareholder of the Company with respect to such shares.

     3.5  Payment

          The purchase price for shares of Common Stock as to which a Stock Option has been exercised and any amount required to be withheld, as contemplated by Section 4.3, may be paid:

          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

          (b) By the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

          (c)  By a combination of both (a) and (b) above.

          The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Termination of Service

          (a) In general, if a Participant's service as a member of the Board terminates, each Stock Option held by such Participant at the date of such termination (which has not previously lapsed or terminated) shall, unless otherwise specified in the written agreement evidencing such Stock Option, continue to be exercisable by such Participant (but only to the extent exercisable at the time of such termination) for a period of three months after such termination, unless the Stock Option expires earlier by its terms.

          (b) Notwithstanding the general provisions of Section 3.6(a), if a Participant's service as a member of the Board shall terminate as a result of such Participant's death or total disability, each Stock Option held by such Participant at the date of such termination (which has not previously lapsed or terminated) shall immediately become fully exercisable as to the total number of shares of Common Stock subject thereto (whether or not exercisable to that extent at the time of such termination) and shall remain so exercisable by such Participant (or, following the death of the Participant, by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution) for a period of twelve 12 months after such termination unless such Stock Option expires earlier by its terms. For purposes of the foregoing sentence, total disability shall mean permanent mental or physical disability as determined by the Committee.

          (c) Notwithstanding anything else contained in this Section 3.6 to the contrary, effective as of the date the Committee determines that a Participant has engaged in any act of disloyalty or dishonesty with respect to the Company, has made any disclosure of confidential information or trade secrets of the Company (other than as has been consented to by the Board or as may be required pursuant to any law or by action of any governmental agency), has become unable to continue as member of the Board under any law or governmental regulation, including any Nevada gaming law or regulation, or has engaged in any acts that constitute a breach of the Participant's fiduciary duties arising from his or her status as a member of the Board, any Stock Options then held by such Participant shall immediately terminate and become void. The Committee may, pending its investigation into any circumstances that could reasonably lead to the applicability of this Section 3.6(c), suspend the Participant's rights to exercise any Stock Options, notwithstanding the Participant's rights to exercise such Stock Options under any other provisions of the Plan or of the agreement specifying the terms of a Stock Option.

4.   MISCELLANEOUS PROVISIONS

     4.1  Adjustments Upon Changes in Capitalization

          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of shares and/or the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in is discretion accelerate the date after which a Stock Option may or may not be exercised and/or the stated expiration date thereof. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     4.2  Non-Transferability

          No Stock Option shall be transferable except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant s lifetime by any person other than the Participant or his guardian or legal representative.

     4.3  Withholding

          The Company's obligations under this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

     4.4  Compliance with Law and Approval of Regulatory Bodies

          No Stock Option shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of the NYSE and of all other domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option by a person or estate acquiring the right to exercise the Stock Option as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option and may require consents and releases of taxing authorities that it may deem advisable.

     4.5  No Right to Continued Service on Board

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options hereunder, shall confer upon any Participant under the Plan any right to continue as a member of the Board, or in any other relationship, or shall in any way affect the right and power of the Company to terminate the Company's relationship with a Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     4.6  Abandonment of Options

          A Participant may at any time abandon a Stock Option prior to its expiration date. The abandonment shall be evidenced in writing, in such form as the Committee may from time to time prescribe. A Participant shall have no further rights with respect to any Stock Option so abandoned.

     4.7  Severability

          If any of the terms or provisions of the Plan conflict with the requirements of law, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements of law.

     4.8  Interpretation of the Plan

          Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     4.9  Use of Proceeds

          Funds received by the Company upon the exercise of Stock Options shall be used for the general corporate purposes of the Company.

     4.10 Construction of Plan

          The place of administration of the Plan shall be in the State of Nevada, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.